UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 28, 2006

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Paul Biddelman

On June 30, 2006, Paul Biddelman tendered his resignation as a member of the Board of Directors of Celadon Group, Inc., a Delaware corporation (the "Company"), effective on that date.

Election of Chris Hines

Following Mr. Biddelman's resignation on June 30, 2006, the Board of Directors of the Company elected Chris Hines as a director effective July 1, 2006 to hold office until the next election of directors and until his successor is duly elected and qualified or until his earlier resignation or removal. Mr. Hines will serve on all of the Board's committees (audit and corporate governance, compensation and nominating). The Board of Directors has concluded that Mr. Hines is independent in accordance with the director independence standards established under Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

There are no arrangements or understandings between Mr. Hines and any other persons pursuant to which he was selected as a director, nor are there any transactions required to be disclosed herein pursuant to Item 404(a) of Regulation S-K.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 28, 2006, the Board of Directors of the Company amended the Company's By-Laws (i) to authorize the directors to fill newly created directorships resulting from any increase in the authorized number of directorships and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office, or other cause by the affirmative vote of a majority of the remaining directors then in office even if less than a quorum of the Board or by a sole remaining director, with a director so chosen to hold office until the next election of directors and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal, and (ii) to confirm that actions and consents taken by the Board may be executed in any number of counterparts with the same effect as if all of the directors executed the same document.

Prior to the amendment, Article III, Section 2 of the Company's By-Laws provided that vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled by the Company's stockholders, and Article III, Section 8 did not explicitly declare that actions and consents taken by the Board may be executed in any number of counterparts with the same effect as if all of the directors executed the same document.

The foregoing summary of the amendment to the Company's By-Laws is qualified in its entirety by reference to the relevant provisions of the Company's Amended and Restated By-Laws, which are incorporated herein by reference to Exhibit 3 to this report.

Item 7.01     Regulation FD Disclosure.

On July 3, 2006, the Company issued a press release after the close of the market announcing that Paul Biddelman has resigned from its Board of Directors and has been replaced by Chris Hines. A copy of the press release is attached to this report as Exhibit 99.

        The information contained in this Item 7.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	3	Amended and Restated By-Laws of the Company
	99	Celadon Group, Inc. press release announcing that Paul Biddelman has resigned from the Board of Directors and has been replaced by Chris Hines

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: July 3, 2006	By:	/s/ Stephen Russell
Stephen Russell
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
3	Amended and Restated By-Laws of the Company
99	Celadon Group, Inc. press release announcing that Paul Biddelman has resigned from the Board of Directors and has been replaced by Chris Hines